Vanguard Dividend Growth Fund

Supplement to the Prospectus and Summary Prospectus

Important Note Regarding Vanguard Dividend Growth Fund

Vanguard Dividend Growth Fund is closed to all new investors (with the exception of (1) investors who are added and invest in the Fund only through technology-driven model portfolios and (2) participants who invest in the Fund only through defined contribution plans that offer the Fund as an existing option).

The Fund will remain closed until further notice and there is no specific time frame for when the Fund will reopen. During the Fund’s closed period, all current shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in
nonretirement accounts and IRAs may call Vanguard’s Investor Information
Department at 800-662-7447.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 57 072016